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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 24, 2003

                            THE LUBRIZOL CORPORATION
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             (Exact name of registrant as specified in its charter)


          Ohio                           1-5263              34-0367600
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(State or other                 (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                               Identification No.)


         29400 Lakeland Boulevard
         Wickliffe, Ohio                                         44092-2298
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(Address of principal executive offices)                         (Zip Code)


                                 (440) 943-4200
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              (Registrant's telephone number, including area code)


                                       N/A
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         (Former name or former address, if changed since last report.)




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        c.   Exhibits

             99.1   Transcript of The Lubrizol Corporation Second Quarter,
                    2003 Earnings Teleconference, July 22, 2003, 12:00 p.m. CDT.

Item 9. Regulation FD Disclosure

        The Company held a teleconference on July 22, 2003, to review the financial results for the quarter and six months ending on June 30, 2003. A copy of the transcript of the teleconference is attached as
        Exhibit 99.1 to this Current Report on Form 8-K. The teleconference was available to the public through a Webcast of the teleconference. The public was given adequate notice of the teleconference and the means for accessing it.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       THE LUBRIZOL CORPORATION

Date:  July 24, 2003                   By: /s/  Leslie M. Reynolds
                                       Name:  Leslie M. Reynolds
                                       Title: Corporate Secretary and Counsel


                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Transcript of The Lubrizol Corporation Second Quarter, 2003
                  Earnings Teleconference, July 22, 2003, 12:00 p.m. CDT.